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EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as principal executive officer and principal financial officer of Sirtris Pharmaceuticals, Inc. (the "Company"), does hereby certify that to the undersigned's knowledge:

  (1)
  the Company's Form 10-K for the period ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Company's Form 10-K for the period ended December 31, 2007 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHRISTOPH WESTPHAL Christoph Westphal President and Chief Executive Officer (principal executive officer)
Date: March 24, 2008
/s/ GAREN BOHLIN Garen Bohlin Chief Operating Officer (principal financial officer)
Date: March 24, 2008

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  EXHIBIT 32.1